UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2010

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP

(Exact name of Registrant as specified in its charter)

Delaware	0-14187	94-2940208
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Consolidated Capital Institutional Properties/3, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCIP/3 Sandpiper, LLC, a Delaware limited liability company (the “Company”), which owns Sienna Bay Apartments (“Sienna Bay”), a 276-unit apartment complex located in St. Petersburg, Florida. As previously disclosed, on August 14, 2009 (the “Effective Date”), the Company entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, DT Group Development, Inc., a California corporation (the “Purchaser”), to sell Sienna Bay to the Purchaser for a total sales price of $16,850,000. The Purchaser also entered into a purchase and sale contract (the “Related Agreement”) with an entity (the “Related Seller”) affiliated with the Registrant’s general partner. The Registrant, the Related Seller and the Purchaser agreed that a default by any party under the Related Agreement would be deemed a default under the Purchase Agreement. A termination of the Related Agreement for any reason is also deemed a termination of the Purchase Agreement.

As previously disclosed, on October 8, 2009, November 10, 2009, November 12, 2009, and November 25, 2009, the Company and the Purchaser entered into amendments to the Purchase Agreement pursuant to which the closing date was extended from October 13, 2009 to December 14, 2009 and an additional deposit of $250,000 that originally was due on or before November 10, 2009 was modified to become a non-refundable deposit of $200,000 due on or before December 2, 2009.

As previously disclosed, on December 11, 2009 and December 28, 2009, the Company and the Purchaser entered into amendments to the Purchase Agreement pursuant to which the closing date was further extended from December 14, 2009 to February 19, 2010, the full amount of the Purchaser’s deposits made as of December 28, 2009 of $642,000 was released to the Company, and the Purchaser agreed to pay an additional deposit of $358,000 to the Company on or before December 29, 2009. The Purchaser also agreed to deposit an additional $500,000 with the escrow agent on or before January 8, 2010.

On January 8, 2010, the Company and the Purchaser entered into a Seventh Amendment to the Purchase and Sale Contract (the “Seventh Amendment”) pursuant to which the parties agreed to delete the section of the Sixth Amendment related to the Purchaser’s delivery of an additional deposit of $500,000 to the escrow agent on or before January 8, 2010.  Under the terms of the Seventh Amendment, the Purchaser agreed to pay to the Company an additional deposit of $125,000 on January 8, 2010 and another deposit of $375,000 on or before January 12, 2010, at which time the total deposit held by the Company will be $1,500,000.

On January 12, 2010, the Company and the Purchaser entered into an Eighth Amendment to the Purchase and Sale Contract (the “Eighth Amendment”) pursuant to which the deposit of $375,000 due on or before January 12, 2010 was modified to be due on or before January 15, 2010.

This summary of the terms and conditions of the Seventh and Eighth Amendments is qualified in its entirety by reference to the Seventh and Eighth Amendments, copies of which are attached hereto as exhibits.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

10.92       Seventh Amendment to Purchase and Sale Contract between CCIP/3 Sandpiper, LLC, a Delaware limited liability company and DT Group Development, Inc., a California corporation, dated January 8, 2010.

10.93       Eighth Amendment to Purchase and Sale Contract between CCIP/3 Sandpiper, LLC, a Delaware limited liability company and DT Group Development, Inc., a California corporation, dated January 12, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP

By:  ConCap Equities, Inc.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: January 13, 2010